COMPANY SHAREHOLDER TRANSACTION SUPPORT AGREEMENT

This COMPANY SHAREHOLDER TRANSACTION SUPPORT AGREEMENT (this “Agreement”) is entered into as of ____________, by and among Chain Bridge I, a Cayman Islands exempted company (“CBRG”), Phytanix Bio, a Nevada corporation (the “Company”), and the party listed on the signature pages hereto as a “Shareholder” (the “Shareholder”). Each of CBRG, the Company and the Shareholder are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement (defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, CBRG, the Company, CB Holdings, Inc., a Nevada corporation (“HoldCo”), CB Merger Sub 1, a Cayman Islands exempted company (“CBRG Merger Sub”), and CB Merger Sub 2, Inc., a Nevada corporation (“Company Merger Sub”) entered into that certain Business Combination Agreement (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”) pursuant to which, among other things, (a) on the Closing Date at the CBRG Merger Effective Time, CBRG Merger Sub will merge with and into CBRG (the “CBRG Merger”), with CBRG as the surviving company in such merger and, after giving effect to such merger, CBRG will be a wholly-owned Subsidiary of HoldCo, and (b) on the Closing Date, following consummation of the CBRG Merger, at the Company Merger Effective Time, Company Merger Sub will merge with and into the Company (the “Company Merger” and together with the CBRG Merger, the “Mergers”), with the Company as the surviving company in such merger and, after giving effect to such merger, the Company will be a wholly-owned Subsidiary of HoldCo, and each issued and outstanding Company Share will be automatically converted as of the Company Merger Effective Time into the right to receive a portion of the Transaction Share Consideration, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement (such transactions, the “Transactions”).

WHEREAS, as of the date hereof, the Shareholder is the record and beneficial owner of, and is entitled to dispose of and vote, the number and class or series (as applicable) of Equity Securities of the Company set forth on Schedule A hereto (together with any other Equity Securities of the Company that the Shareholder acquires record or beneficial ownership of after the date hereof (including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any warrants, convertible notes, options, or other securities or instruments convertible into Equity Securities of the Company), collectively, the “Subject Company Shares”);

WHEREAS, in consideration for the benefits to be received, directly or indirectly, by the Shareholder in connection with the Transactions and as a material inducement to (a) CBRG and the Company agreeing to enter into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and to consummate the Transactions, (b) CBRG Sponsor consenting to CBRG so entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and to consummate the Transactions, and (c) CBRG Sponsor agreeing to enter into the Ancillary Documents to which it is or will be a party and to consummate the Transactions, the Shareholder agrees to enter into this Agreement and to be bound by the representations, warranties, agreements, covenants and obligations contained in this Agreement; and

WHEREAS, the Shareholder acknowledges and agrees that (a) CBRG would not have entered into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party or agreed to consummate the Transactions, (b) CBRG Sponsor would not have consented to CBRG entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and consummating the Transactions and (c) CBRG Sponsor would not have agreed to enter into the Ancillary Documents to which it is or will be a party and to consummate the Transactions, in each case without the Shareholder entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Consent to Transactions and Related Matters. As promptly as reasonably practicable, and in any event within one (1) Business Day following the date on which the Registration Statement / Proxy Statement is declared effective under the Securities Act, the Shareholder, in his, her or its capacity as a shareholder of the Company, shall duly execute and deliver (or cause to be executed and delivered, as applicable) the Company Shareholder Written Consent contemplated by Section 5.15 (Company Shareholder Approval) of the Business Combination Agreement, pursuant to which the Shareholder shall approve the Business Combination Agreement, the Ancillary Documents to which the Company is a party and the Transactions (including, for the avoidance of doubt, the Company Merger and the Company Preferred Shares Conversion). Without limiting the generality of the foregoing, prior to the Closing, (i) to the extent that it is necessary or advisable, in each case, as reasonably determined by CBRG and the Company, for any matters, actions or proposals to be approved by the Shareholder in connection with, or otherwise in furtherance of, the Transactions as contemplated in the Business Combination Agreement and/or the Ancillary Documents, the Shareholder shall (A) vote (or cause to be voted) the Subject Company Shares in favor of and/or provide consent to, as applicable, approve any such matters, actions or proposals promptly following written request thereof from CBRG or the Company, as applicable, and (B) if applicable, cause the Subject Company Shares to be counted as present at any meeting of the Company Shareholders for purposes of constituting a quorum in connection with any vote contemplated by clause (A); provided, that nothing in this Agreement shall preclude the Shareholder from exercising full power and authority to vote the Subject Company Shares in the Shareholder’s discretion for or against any proposal submitted to a vote of the stockholders of the Company (1) that decreases the amount or changes the form of the consideration payable to the Shareholder in any material respect or (2) that imposes any material restrictions or additional conditions on the consummation of the Mergers or the payment of the HoldCo Shares to the Shareholder, in the case of either clause (1) or (2), not contemplated by the Business Combination Agreement or the Ancillary Documents. Without limiting the generality of the foregoing, prior to the Closing, the Shareholder shall vote (and cause to be voted) the Subject Company Shares against and withhold consent or approval with respect to any matter, action or proposal that would reasonably be expected to result in (X) a breach of any of the Company’s covenants, agreements or obligations under the Business Combination Agreement, or (Y) any of the conditions to the Closing set forth in Sections 6.1 or 6.2 of the Business Combination Agreement not being satisfied.

2. Other Covenants and Agreements.

(a) The Shareholder hereby agrees that, notwithstanding anything to the contrary in any such agreement, (i) each of the agreements set forth on Schedule B hereto shall be automatically terminated and of no further force and effect (including any provisions of any such agreement that, by its terms, survive such termination) effective as of, and subject to and conditioned upon the occurrence of, the Closing and (ii) upon such termination neither the Company nor any of its Affiliates (including the other Group Companies and, from and after the Company Merger Effective Time, Holdco, CBRG and their respective Affiliates) shall have any further obligations or Liabilities under or with respect to each such agreement.

(b) The Shareholder hereby agrees to be bound by and subject to (i) Sections 5.3(a) (Confidentiality) and 5.4(a) (Public Announcements) of the Business Combination Agreement to the same extent as such provisions apply to the parties to the Business Combination Agreement, as if the Shareholder is directly party thereto, (ii) the first sentence of Section 5.6(a) (Exclusive Dealing) (and, for the avoidance of doubt, the hanging paragraph at the end of Section 5.6 of the Business Combination Agreement as it pertains to Section 5.6(b) of the Business Combination Agreement) and Section 8.18 (Trust Account Waiver) of the Business Combination Agreement to the same extent as such provisions apply to the Company, as if the Shareholder is directly party thereto.

(c) The Shareholder shall use his, her or its reasonable best efforts to promptly execute and deliver all additional agreements, documents or instruments, take, or cause to be taken, all actions and provide, or cause to be provided, all additional information or other materials as may be necessary or advisable, in each case, as reasonably determined by CBRG and the Company, in connection with, or otherwise in furtherance of, the transactions contemplated by the Business Combination Agreement or this Agreement, including the termination of and waivers of rights under the agreements set forth on Schedule B.

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(d) The Shareholder acknowledges and agrees that each of CBRG and the Company has entered into the Business Combination Agreement in reliance upon the Shareholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement and but for the Shareholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement, CBRG and the Company would not have entered into or agreed to consummate the transactions contemplated by the Business Combination Agreement.

(e) The Shareholder, solely in connection with and only for the purpose of the Transactions, to the fullest extent permitted by law, (i) agrees that the Transactions shall not be deemed to constitute a Liquidating Transaction (as used herein, as defined in the Company Certificate of Incorporation) and hereby irrevocably and unconditionally waives any rights he, she or it may have under the Company Certificate of Incorporation, or any other agreement to which the Shareholder is a party, if the Transactions were deemed to constitute a Liquidating Transaction, including any notice rights thereunder, and (ii) hereby waives any rights he, she or it may have under any of the agreements set forth on Schedule B with respect to the Transactions.

(f) The Shareholder acknowledges that the Company may need to amend the Company Certificate of Incorporation to increase the authorized number of shares of the class of stock into which the Company Preferred Shares or the Company’s currently outstanding convertible promissory notes are to be converted (the “Share Increase”) and, in connection with a conversion of any class of Company Preferred Shares or the Company’s currently outstanding convertible promissory notes, hereby agrees to take any actions reasonably requested by the Company to effect the Share Increase, including the amendment of the Company Certificate of Incorporation (which may be included in the Company Shareholder Written Consent).

3. Shareholder Representations and Warranties. The Shareholder represents and warrants to CBRG and the Company as follows:

(a) If the Shareholder is not an individual, the Shareholder is a corporation, limited liability company, limited partnership or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) If the Shareholder is not an individual, the Shareholder has the requisite corporate, limited liability company, limited partnership or other similar power and authority and, if the Shareholder is an individual, the Shareholder has the legal capacity, to execute and deliver this Agreement, to perform his, her or its covenants, agreements and obligations hereunder (including, for the avoidance of doubt, those covenants, agreements and obligations hereunder that relate to the provisions of the Business Combination Agreement), and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate (or other similar) action on the part of the Shareholder. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid, legal and binding agreement of the Shareholder (assuming that this Agreement is duly authorized, executed and delivered by CBRG and the Company), enforceable against the Shareholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Shareholder with respect to the Shareholder’s execution, delivery or performance of his, her or its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Business Combination Agreement) or the consummation of the transactions contemplated hereby, except for any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Shareholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

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(d) None of the execution or delivery of this Agreement by the Shareholder, the performance by the Shareholder of any of his, her or its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Business Combination Agreement) or the consummation of the transactions contemplated hereby or the Transactions will, directly or indirectly (with or without due notice or lapse of time or both) (i) if the Shareholder is not an individual, result in any breach of any provision of the Shareholder’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any shareholders, equityholders, or other Contract relating to or affecting the ownership, voting, transfer or purchase of the Subject Company Shares, (iii) violate, or constitute a breach under, any Order or applicable Law to which the Shareholder or any of the Subject Company Shares are bound or (iv) result in the creation of any Lien upon the Subject Company Shares, except, in the case of any of clauses (ii) and (iii) above, as would not adversely affect the ability of the Shareholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) The Shareholder is the record and beneficial owner of the Subject Company Shares and has valid, good and marketable title to the Subject Company Shares, free and clear of all Liens (other than transfer restrictions under applicable Securities Laws or as set forth in the Governing Documents of the Company or any Company Shareholders Agreement). Except for the Equity Securities of the Company set forth on Schedule A hereto, together with any other Equity Securities of the Company that the Shareholder acquires record or beneficial ownership after the date hereof that is either permitted pursuant to or acquired in accordance with Section 5.1(b)(v) of the Business Combination Agreement, the Shareholder does not own, beneficially or of record, any Equity Securities of any Group Company or have the right to acquire any Equity Securities of any Group Company. The Shareholder has the sole right to vote (and provide consent in respect of, as applicable) the Subject Company Shares and, except for this Agreement, the Business Combination Agreement and the Company Shareholders Agreement, the Shareholder is not party to or bound by (i) any option, warrant, purchase right, or other Contract that would (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require the Shareholder to Transfer any of the Subject Company Shares or (ii) any voting trust, proxy or other Contract with respect to the voting or Transfer of any of the Subject Company Shares that would adversely affect the ability of the Shareholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations under this Agreement in any material respect.

(f) There is no Proceeding pending or, to the Shareholder’s knowledge, threatened against or involving the Shareholder or any of his, her or its Affiliates that, if adversely decided or resolved, would reasonably be expected to adversely affect the ability of the Shareholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations under this Agreement in any material respect.

(g) There is no Order or Law issued by any court of competent jurisdiction or other Governmental Entity, or other legal restraint or prohibition relating to the Shareholder or any of his, her or its Affiliates that would reasonably be expected to adversely affect the ability of the Shareholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations under this Agreement in any material respect.

(h) The Shareholder, on her, his or its own behalf and on behalf of her, his or its Representatives, acknowledges, represents, warrants and agrees that (i) she, he or it and her, his or its Representatives have conducted their own independent review and analysis of, and, based thereon, have formed an independent judgment concerning, the business, assets, condition, operations and prospects of, CBRG and the Transactions and (ii) she, he or it and her, his or its Representatives have been furnished with or given access to such documents and information about CBRG and CBRG’s businesses and operations as she, he or it and her, his or its Representatives have deemed necessary to enable her, him or it to make informed decisions with respect to the execution, delivery and performance of this Agreement or the other Ancillary Documents to which she, he or it is or will be a party and the transactions contemplated hereby and thereby.

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(i) In entering into this Agreement and the other Ancillary Documents to which she, he or it is or will be a party, the Shareholder has relied solely on her, his or its own investigation and analysis and the representations and warranties expressly set forth in the Ancillary Documents to which she, he or it is or will be a party and no other representations or warranties of CBRG or the Company (including, for the avoidance of doubt, none of the representations or warranties of CBRG or the Company set forth in the Business Combination Agreement or any other Ancillary Document) or any other Person, either express or implied, and the Shareholder, on her, his or its own behalf and on behalf of such Shareholder’s Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in this Agreement or in the other Ancillary Documents to which the Shareholder is or will be a party, none of CBRG, the Company or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

4. Transfer of Subject Company Shares. Except as expressly contemplated by the Business Combination Agreement, any Ancillary Document or with the prior written consent of each of CBRG and the Company (such consent not to be unreasonably withheld, conditioned or delayed) from and after the date hereof until the earlier of the date of the Closing or the termination of the Business Combination Agreement in accordance with its terms, the Shareholder agrees (a) not to (i) Transfer (A) any of the Subject Company Shares or (B) rights of such Shareholder under any Company Shareholders Agreement, or (ii) enter into (A) any option, warrant, purchase right or other Contract that could (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require the Shareholder to Transfer the Subject Company Shares or (B) any voting trust, proxy or other Contract with respect to the voting or Transfer of the Subject Company Shares or other Equity Securities of the Company, and (b) not to take or cause to be taken any actions in furtherance of any of the matters described in the foregoing clause (a). Notwithstanding the foregoing or anything to the contrary herein, the foregoing restrictions shall not apply to any Transfer (i) to a Permitted Transferee, or (ii) if the Shareholder is an individual or a trust, (A) by virtue of laws of descent and distribution upon death of the individual, or (B) pursuant to a qualified domestic relations order; provided, however, that (x) the Shareholder shall, and shall cause any transferee of any such Transfer of the type set forth in clauses (i) and (ii), to enter into a written agreement, in form and substance reasonably satisfactory to CBRG and the Company, agreeing to be bound by this Agreement (including, for the avoidance of doubt, all of the covenants, agreements and obligations of the Shareholder hereunder and the making of all of the representations and warranties of the Shareholder set forth in Section 3 with respect to such transferee and his, her or its Subject Company Shares received upon such Transfer, as applicable) prior and as a condition to the occurrence of such Transfer, and (y) no such Transfer will relieve the Shareholder of any of its covenants, agreements or obligations hereunder with respect to the Subject Company Shares so transferred, unless and to the extent actually performed, or will otherwise affect any of the provisions of this Agreement (including any of the representations and warranties of the Shareholder hereunder). For purposes of this Agreement, “Transfer” means any, direct or indirect, sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest in or disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law or otherwise). For purposes of this Section 4, “Permitted Transferee” means, with respect to any Person, (A) such Person’s Affiliates, (B) any direct or indirect members, partners (whether general or limited partners) or equityholders of such Person or any of its Affiliates or any officers, directors or employees of such Person or any Affiliates of any of the foregoing, (C) such Person’s immediate family or family member of any of such Person’s officers or directors, (D) any trust for the direct or indirect benefit of such Person or the immediate family of such Person or (E) if such Person is a trust, to the trustee or beneficiary(ies) of such trust or to the estate of a beneficiary of such trust.

5. Termination.

(a) This Agreement shall automatically terminate, without any notice or other action by any Party upon the earlier of (i) the Company Merger Effective Time and (ii) the termination of the Business Combination Agreement in accordance with its terms. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or Liabilities under, or with respect to, this Agreement.

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(b) Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) the termination of this Agreement pursuant to Section 5(a)(ii) shall not affect any Liability on the part of any Party for a willful and material breach of any covenant or agreement set forth in this Agreement prior to such termination or actual fraud, (ii) Section 2(b)(i) (solely to the extent that it relates to Section 5.3(a) (Confidentiality) of the Business Combination Agreement), this Section 5, Section 6, Section 7 and Section 11 shall each survive any termination of this Agreement, (iii) without limiting the following clause (iv), Section 2(b)(i) (solely to the extent that it relates to the Shareholder’s obligations to comply with the covenants in Section 5.4(a) (Public Announcements) of the Business Combination Agreement to the extent such covenants contemplate performance following Closing), shall survive any termination of this Agreement that occurs pursuant Section 5(a)(i), (iv) without limiting the following clause (v), Section 2(b)(ii) (solely to the extent that it relates to Section 8.18 (Trust Account Waiver) of the Business Combination Agreement) shall survive any termination of this Agreement that occurs pursuant to Section 5(a)(ii) and (v) Section 8, Section 9, Section 10 and Sections 12 through 16 (in each case, solely to the extent related to any of the foregoing provisions that survive termination of this Agreement) shall each survive any termination of this Agreement.

6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, the Shareholder is signing this Agreement solely in the Shareholder’s capacity as a record or beneficial holder of the Subject Company Shares and (a) the Shareholder does not make any agreement or understanding herein in any capacity other than in such Shareholder’s capacity as a record holder and beneficial owner of the Subject Company Shares, and not in such Shareholder’s capacity as a director, officer or employee of any Group Company or in such Shareholder’s capacity as a trustee or fiduciary of any Company Equity Plan, and (b) nothing herein will be construed to limit or affect any action or inaction by such Shareholder or any representative of such Shareholder serving as a member of the board of directors of any Group Company or as an officer, employee or fiduciary of any Group Company, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of such Group Company.

7. No Recourse. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and without limiting the generality of the foregoing, none of the Representatives of CBRG, the Company or the Shareholder shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein.

8. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

(a)	If to any CBRG Party (prior to the Company Merger Effective Time) or the CBRG Sponsor, to:

c/o Chain Bridge I

Attention: Andrew Cohen

E-mail: ac@creo-llc.com

with a copy, which shall not constitute notice, to:

Nelson Mullins Riley & Scarborough LLP

101 Constitution Ave, NW, Ste. 900

Washington, DC 20001

Attention: Jonathan Talcott and Peter Strand

Telephone: (202) 689-2806

Email: jon.talcott@nelsonmullins.com and peter.strand@nelsonmullins.com

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(b)       If to the Company or to HoldCo (after the Company Merger Effective Time), to:

Phytanix Bio, Inc.

Attention: Barrett Evans

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Email: bevans@phytanix.com

with a copy, which shall not constitute notice, to:

Law Offices of Catherine Basinger Evans

Attention: Catherine Evans

Email: cevans@cjbelaw.com

Telephone: (805) 351-3949

If to the Shareholder, to the address set forth on the signature page hereto or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

9. Entire Agreement. This Agreement, the Business Combination Agreement and documents referred to herein and therein constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter of this Agreement.

10. Amendments and Waivers; Assignment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Shareholder, the Company and CBRG. Notwithstanding the foregoing, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable by the Shareholder or the Company without, prior to the Company Merger Effective Time, the written consent of CBRG (such consent not to be unreasonably withheld, conditioned or delated). Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable by CBRG without the Company’s prior written consent (such consent not to be unreasonably withheld, conditioned or delated). Any attempted assignment of this Agreement not in accordance with the terms of this Section 10 shall be void.

11. Fees and Expenses. Except as otherwise expressly set forth in the Business Combination Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses.

12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to, nor shall be construed, to give any Person, other than the Parties and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall constitute the Parties, partners or participants in a joint venture.

13. Spouses and Community Property Matters. The Shareholder’s spouse (if applicable) hereby represents, warrants and covenants to CBRG and the Company that such spouse shall not assert or enforce, and does hereby waive, any rights granted under any community property statute with respect to the Subject Company Shares held by the Shareholder that would reasonably be expected to adversely affect the ability of him or her to perform, or otherwise comply with, any of his or her covenants, agreements or obligations under this Agreement in any material respect.

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14. No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in CBRG any direct or indirect ownership or incidents of ownership of or with respect to the Subject Company Shares. All rights, ownership and economic benefits of and relating to the Subject Company Shares shall remain vested in and belong to the Shareholder, and CBRG shall have no authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct the Shareholder in the voting of any of the Subject Company Shares, except as otherwise provided herein with respect to the Subject Company Shares. Except as otherwise set forth in Section 1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the stockholders of the Company. Without limiting the foregoing, nothing in this Agreement shall obligate or require the Shareholder to exercise an option to purchase any Company Shares.

15. Non-Survival. Except to the extent expressly set forth in Section 5(b), the representations and warranties, and each of the agreements and covenants (to the extent such agreement or covenant contemplates or requires performance at or prior to the Company Merger Effective Time) in this Agreement shall terminate at the Company Merger Effective Time. Each covenant and agreement contained herein that, by its terms, expressly contemplates performance after the Company Merger Effective Time shall so survive the Company Merger Effective Time in accordance with its terms.

16. Miscellaneous. Sections 8.5 (Governing Law), 8.7 (Construction; Interpretation), 8.10 (Severability), 8.11 (Counterparts; Electronic Signatures), 8.15 (Waiver of Jury Trial), 8.16 (Submission to Jurisdiction) and 8.17 (Remedies) of the Business Combination Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed and delivered this Company Shareholder Transaction Support Agreement as of the date first above written.

Chain Bridge I, a Cayman Islands exempted company

By:__________________________________

Name: Andrew Cohen

Title: Chief Executive Officer

Phytanix Bio, a Nevada corporation

By:__________________________________

Name: Barrett Evans

Title: Chief Executive Officer

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IN WITNESS WHEREOF, the Parties have executed and delivered this Company Shareholder Transaction Support Agreement as of the date first above written.

.

By:____________________________________

Name:

Title:

Address for notice:

Acknowledged and Agreed to by the Shareholder’s spouse (if applicable) for the purposes of Section 13:

By:____________________________________

Name:

Title:

Address for notice:

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SCHEDULE A

Class/Series of Company Shares	Number of Shares
Company Common Shares	5,800,000
Company Series A Preferred Shares	17,000

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SCHEDULE B

Company Related Party Agreements to be Terminated

None.

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